Other operating (income) / expenses	12 Months Ended
Dec. 31, 2015
Other operating (income) / expenses [Abstract]
Other operating (income) / expenses
15.          Other operating (income) / expenses

Other operating expenses in 2015 relate to special solidarity contribution to the Greek economy. Other operating expenses in 2014 include: (a) in October 2014, the Box Hong Kong while carrying out cargo operations at Sydney Container Terminal ("Terminal") collided with another vessel. The collision caused several damages to the Box Hong Kong and the Terminal, for which a provision of $315,498 has been made. The Company has submitted a claim to the owner of the other vessel, such amounts claimed will be recognized when recovery is assured, (b) special solidarity contribution to the Greek economy of $195,499. Other operating income in 2013 of $522,781 relates to the settlement of a hull and machinery claim in relation to the Box Voyager, incurred in 2012.